SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Check the appropriate box:

☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☑ Soliciting Material Under Rule 14a-12

Minnesota Corn Processors, LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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INFORMATIONAL MEETINGS

AGENDA Jerry Jacoby Outline of Proposal QUESTIONS....ANSWERS....DISCUSSION Jerry Jacoby Often Asked Questions & Concerns Dan Thompson Financial Reasons Why This Is A Good Offer

Outline of Proposal..... Jerry Jacoby

THE PROPOSAL IS $2.90 CASH FOR ALL CLASS A UNITS $2.90 CASH

MERGER ?????

3RD PARTY OFFERS

SOME BACKGROUND HISTORY OF THE INDUSTRY & ADM'S INTEREST IN US

BOARD HIRES OUTSIDE COUNSEL & INVESTMENT BANKING FIRMS

DEFINITIVE AGREEMENT

PROXY STATEMENT AND BALLOT

INFORMATIONAL MEETINGS

SPECIAL MEETING on SEPTEMBER 5TH

POSITIVE VOTE

LESS THAN A 2/3 MAJORITY VOTE

YOUR BOARD RECOMMENDS A VOTE FOR THE PROPOSAL FOR

Financial Reasons Why This Is A Good Offer..... Dan Thompson

MCP LONG-TERM DEBT ANALYSIS In Millions

MCP PROJECTIONS (As Of June 30, 2002)

ETHANOL

Source: McKeany-Flavell Company Inc.

2004 3.4 2.9 2003 2.8 2.4 2002 2.4 2.1 CAP DEM Source: McKeany-Flavell Company Inc.

Some Often Asked Questions & Concerns..... Jerry Jacoby

If the merger is approved, when will the money be paid out?

Will I get $2.90 for all of my units?

HOW MUCH OF MCP IS ADM BUYING?

In the Proxy Statement it says... Class A Members should be aware that some MCP directors have interests that are different than Class A members. What does that mean?

Did the Board of Directors put an Executive Retention Plan into place? If yes, why & what are the details?

If the Board says WE SHOULD SELL, then.... why is ADM BUYING?

WHAT IS THE BOARD'S OPINION OF "THE DEAL"?

YOUR TURN...... ANSWERS & DISCUSSION QUESTIONS

ANSWERS & DISCUSSION QUESTIONS

LEAVING YOUR PROXY CARD AT TODAY'S MEETING ? MAILING IN YOUR PROXY CARD MAILING AN ABSENTEE BALLOT ? ? ?

RESULTS OF THE VOTE WILL BE ANNOUNCED ON SEPTEMBER 5TH.... AT THE SPECIAL MEETING BY SHAREHOLDER MAILING BY A PRESS RELEASE TO THE MEDIA

Thank you for participating in today's meeting. Please be sure to vote!

WELCOME

to

MINNESOTA CORN PROCESSORS, LLC

INFORMATIONAL MEETINGS

AGENDA

Jerry Jacoby	*Outline of Proposal*
Dan Thompson	*Financial Reasons Why This Is A Good Offer*
Jerry Jacoby	*Often Asked Questions & Concerns*

QUESTIONS….ANSWERS….DISCUSSION

Outline of Proposal…..

Jerry Jacoby

THE PROPOSAL IS

$2.90 CASH



FOR ALL
CLASS A UNITS

MERGER ?????

3RD PARTY OFFERS

SOME BACKGROUND HISTORY OF THE INDUSTRY & ADM'S INTEREST IN US

BOARD HIRES OUTSIDE COUNSEL & INVESTMENT BANKING FIRMS

DEFINITIVE AGREEMENT

PROXY STATEMENT AND BALLOT

INFORMATIONAL MEETINGS

SPECIAL MEETING on SEPTEMBER 5TH

POSITIVE VOTE

ADM

LESS THAN A 2/3 MAJORITY VOTE

MCP

YOUR BOARD RECOMMENDS A VOTE <u>FOR</u> THE PROPOSAL

Financial Reasons Why This Is A Good Offer…..

Dan Thompson

MCP
LONG-TERM DEBT ANALYSIS
In Millions

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
A	$3.5	$3.5	$3.5	$3.5	$3.5	$3.5	$4.0					
B					$24.0	$24.0	$24.0	$24.0	$24.0			
C						$6.4	$6.4	$6.4	$6.4	$6.4	$6.4	$6.6
D			$20.0	$20.0	$20.0	$20.0	$20.0					
TOTAL	$3.5	$3.5	$23.5	$23.5	$47.5	$53.9	$54.4	$30.4	$30.4	$6.4	$6.4	$6.6

$25 Million - 7.57%F

$45 Million - 7.83%F

$120 Million - 7.72%F

$100 Million -

MCP NET PROCEEDS



In Millions
-70.3
-45.3
5.8
11.1
10.1
21.4
03-97*
03-98
03-99
03-00
12-00**
12-01
* 12-Month Period
**9 -Month Period

MCP PROJECTIONS
(As Of June 30, 2002)


In Millions
-9.5
1.0
21.0
37.2
61.9
12-02
12-03
12-04
12-05
12-06

ETHANOL



NET SELLING PRICES
Marshall
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
$1.50
$1.33
$1.12
$0.93
$0.94
$0.90
$0.94
$0.95
$0.87
$0.89
$0.98
09-01
10-01
11-01
12-01
01-02
02-02
03-02
04-02
05-02
06-02
07-02

U.S. Ethanol Demand With Renewable Fuel Standard and Phase-Out MTBE

	Ethanol Demand Billion Gallons	Corn Demand Million Bushels
1999	1.5	600
2000	1.7	680
2001	1.8	720
2002	2.1	840
2003	2.4	960
2004	2.9	1,160
2005	3.4	1,360
2006	3.8	1,520
2007	4.1	1,640
2008	4.2	1,680
2009	4.4	1,760
2010	4.6	1,840
2011	4.8	1,920
2012	5.0	2,000

Source: McKeany-Flavell Company Inc.

U.S. Ethanol Production Capacity 1980 - 2010


Million Gallons Per Year
6500
6000
5500
5000
4500
4000
3500
3000
2500
2000
1500
1000
500
0
CAP DEM
2005 3.9 3.4
2004 3.4 2.9
2003 2.8 2.4
2002 2.4 2.1
80 81 82 83 84 85 86 87 88 89 90 91 92 96 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10

Source: McKeany-Flavell Company Inc.

Source: 1980 - 2001 Bryan & Brya
Note: 2001 - 2010 are Estimated

	Acquisition Comparables		Minnesota Corn Processors[(b)(c)]
	Mean[(a)]	Median[(a)]	
Enterprise Value as a Multiple of:			
Sales	0.70x	0.61x	1.34x
EBITDA	7.6x	7.6x	9.7x
EBIT	9.9x	10.2x	21.8x
Equity Value as a multiple of:			
Net Income	16.2x	14.3x	44.8x
Book Value	1.5x	1.3x	2.0x

a) Latest twelve months prior to relevant acquisition date.
b) Latest twelve months ended March 31, 2002.
c) Assuming the proposed merger consideration of $2.90 per Class A unit.

	Valuation Multiples		
	Comparable Companies		
	Mean	Median	Minnesota Corn Processors[(a)]
Enterprise Value as a Multiple of:			
Sales			
Latest Twelve Months	0.69x	0.59x	1.34x
2002 Estimated	0.69	0.62	1.37
2003 Estimated	0.65	0.59	1.19
EBITDA			
Latest Twelve Months	6.4x	7.0x	9.7x
2002 Estimated	6.6	6.7	15.0
2003 Estimated	6.3	6.3	12.7
EBIT			
Latest Twelve Months	11.9x	11.9x	21.8x
2002 Estimated	10.8	10.9	96.9
2003 Estimated	9.6	9.8	45.1
Equity Value as a Multiple of:			
Net Income			
Latest Twelve Months	20.7x	18.1x	44.8x
2002 Estimated	15.0	15.7	NM
2003 Estimated	12.8	13.6	NM
Book Value			
Latest Twelve Months	1.5x	1.4x	2.0x

M = Not meaningful.

ı) Assuming the proposed merger consideration of $2.90 per Class A unit.

Some Often Asked Questions & Concerns…..

Jerry Jacoby

If the merger is approved, when will the money be paid out?

Will I get

$2.90

for <u>all</u> of my units?

HOW MUCH OF MCP IS ADM BUYING?

In the Proxy Statement it says...

Class A Members should be aware that some MCP directors have interests that are different than Class A members.

What does that mean?

Did the Board of Directors put an Executive Retention Plan into place?

If yes,

why & what are the details?

If the Board says WE SHOULD SELL, then…. why is ADM BUYING?

WHAT IS THE BOARD’S OPINION OF “THE DEAL”?

YOUR TURN……

QUESTIONS

ANSWERS

& DISCUSSION

QUESTIONS

ANSWERS

& DISCUSSION

VOTE BY:

- ☑ LEAVING YOUR PROXY CARD AT TODAY'S MEETING
- ☑ MAILING IN YOUR PROXY CARD
- ☑ MAILING AN ABSENTEE BALLOT

OR

- ☑ BRINGING YOUR PROXY CARD WITH YOU TO THE SPECIAL MEETING ON

SEPT. 5th AT JACKPOT JUNCTION, MORTON, MN

MCP

RESULTS OF THE VOTE WILL BE ANNOUNCED ON SEPTEMBER 5TH....

- AT THE SPECIAL MEETING
- BY SHAREHOLDER MAILING
- BY A PRESS RELEASE TO THE MEDIA



MINNESOTA CORN PROCESSORS, LLC

Thank you for participating in today's meeting. Please be sure to vote!